SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2007
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 20, 2007, Otter Tail Corporation dba Otter Tail Power Company, Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency (collectively, the “Owners”) entered into Amendment No. 6 to Participation Agreement, dated as of September 20, 2007 (“Amendment No. 6”). Amendment No. 6 amends the Participation Agreement, dated as of June 30, 2005 (the “Agreement”), which was previously amended by Amendment No. 1 to the Participation Agreement, dated as of June 1, 2006 (“Amendment No. 1”), Amendment No. 2 to the Participation Agreement, dated as of August 18, 2006 (“Amendment No. 2”), Amendment No. 3 to Participation Agreement, dated as of September 1, 2006 (“Amendment No. 3”), Amendment No. 4 to Participation Agreement, dated as of June 8, 2007 (“Amendment No. 4”) and Amendment No. 5 to Participation Agreement, dated as of September 1, 2007 (“Amendment No. 5”) (the Agreement, as so amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, and Amendment No. 6, the “Amended Agreement”). The Amended Agreement, which relates to the planned construction of a new 630 megawatt coal fueled, base-load electric generation plant (the “Big Stone II Plant”) adjacent to the existing 450 megawatt electric generation plant near Big Stone, South Dakota, is an agreement to jointly develop, finance, construct, own (as tenants in common) and manage the Big Stone II Plant and includes provisions which obligate the parties to the agreement to obtain financing and pay their share of development, construction, operating and maintenance costs for the Big Stone II Plant. The Amended Agreement establishes a Coordination Committee and an Engineering and Operating Committee to manage the development, design, construction, operation and maintenance of the Big Stone II Plant.
Amendment No. 6 establishes the date and time by which withdrawing Owners must provide written notice of their withdrawal to other Owners as 4:00 p.m. Central Time on September 21, 2007, the date the Owners, through the Coordination Committee, must meet to vote on whether to continue the project. Amendment No. 6 also establishes that the Owners, acting through the Coordination Committee, shall meet for purposes of taking a vote required to continue the project within sixty (60) days after the later of: (1) the Owners’ receipt of the final written order of the Minnesota Public Utilities Commission regarding the Owners’ Certificate of Need application, and (2) the Owners’ receipt of the final written decision or order of the South Dakota Board of Minerals & Environment on the Owners’ Prevention of Significant Deterioration permit application, regardless of any request for reconsideration, and if a Double Majority approves the continuation of the Project, then any Owner who did not vote to continue the Project may withdraw from the Project so long as it provides written notice to the other Owners of its withdrawal at such meeting.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Amendment No. 6 to Participation Agreement, dated as of September 20, 2007, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the Participation Agreement, dated as of June 30, 2005, by and among the Owners
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: September 24, 2007	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

Exhibit Index
10.1	Amendment No. 6 to Participation Agreement, dated as of September 20, 2007, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the Participation Agreement, dated as of June 30, 2005, by and among the Owners

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